EXHIBIT 10.1

EXECUTION VERSION

AMENDMENT NO. 8

TO MASTER REPURCHASE AGREEMENT

Amendment No. 8 dated as of April 11, 2006 (this “Amendment”), by and between CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (the “Buyer”), ENCORE CREDIT CORP., (“ECC” and a “Seller”), ECC CAPITAL CORPORATION (“ECC Capital” and a “Seller”), BRAVO CREDIT CORPORATION (“Bravo” and a “Seller”, and together with ECC, ECC Capital and Bravo, the “Sellers”).

RECITALS

The Buyer, ECC, ECC Capital and Bravo are parties to that certain Master Repurchase Agreement, dated as of February 18, 2005, as amended by Amendment No. 1, dated as of July 21, 2005, Amendment No. 2, dated as of August 15, 2005, Amendment No. 3, dated as of August 19, 2005, Amendment No. 4, dated as of September 6, 2005, Amendment No. 5, dated as of September 30, 2005, Amendment No. 6, dated as of November 29, 2005 and Amendment No. 7, dated as of January 12, 2006 (the “Existing Repurchase Agreement”; as amended by this Amendment, the “Repurchase Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement.

The Buyer, ECC, ECC Capital and Bravo have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement.

Accordingly, the Buyer, ECC, ECC Capital and Bravo hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

SECTION 1. Temporary Amendments. For purposes of this Amendment, this Section 1 will be effective only for the period beginning on October 1, 2005 through and including March 31, 2006 (the “Waiver Period”).

1.1 Covenants. Section 14 of the Existing Repurchase Agreement is hereby temporarily amended by deleting subsection (e) in its entirety and replacing it with the following language:

“(e) Maintenance of Profitability. Sellers shall not permit (i) for any Test Period, Net Income, on a consolidated basis, for such Test Period, before income taxes for such Test Period and distributions made during such Test Period, to be a loss greater than $78 million.”

SECTION 2. Conditions Precedent. This Amendment shall become effective on October 1, 2005, (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

(a) Delivered Documents. On the Amendment Effective Date, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

(i) this Amendment, executed and delivered by a duly authorized officer of the Buyer and Seller; and

(ii) such other documents as the Buyer or counsel to the Buyer may reasonably request.

SECTION 3. Representations and Warranties. Each Seller hereby represents and warrants to the Buyer that it is in compliance with all the terms and provisions set forth in the Existing Repurchase Agreement on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 13 of the Existing Repurchase Agreement (except to the extent that such representation or warranty expressly relates to an earlier date).

SECTION 4. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms. Section 1 of this Amendment shall expire upon the expiration of the Waiver Period at which time the terms of the Existing Repurchase Agreement shall revert to that set forth in the Existing Repurchase Agreement. Other than as expressly set forth herein, the execution of this Amendment by the Buyer shall not operate as a waiver of any of its rights, powers or privileges under the Repurchase Agreement or any other Program Agreement, including without limitation, any rights, powers or privileges relating to other existing or future breaches of, or Defaults or Events of Default under, the Repurchase Agreement or any other Program Agreement (whether the same or of a similar nature as the breaches identified herein or otherwise) except as expressly set forth herein.

SECTION 5. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their authorized representatives thereunto duly authorized as of the day and year first above written.

Buyer:	CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as Buyer

	By:	/s/ Bruce S. Kaiserman
	Name:	Bruce S. Kaiserman
	Title:	Vice President

Sellers:	ENCORE CREDIT CORP.

	By:	/s/ Shabi Asghar
	Name:	Shabi Asghar
	Title:	Executive Vice President

ECC CAPITAL CORPORATION

	By:	/s/ Shabi Asghar
	Name:	Shabi Asghar
	Title:	Co-CEO, President

BRAVO CREDIT CORPORATION

	By:	/s/ Shabi Asghar
	Name:	Shabi Asghar
	Title:	Co-CEO, President